SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K/A
                               (Amendment No. 2)

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  July 8, 1996



                         Seafield Capital Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Missouri                   0-16946                   43-1039532
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     (State of other     (Commission File Number)        (IRS Employer
     jurisdiction of                                    Identification
     incorporation)                                         Number)


     2600 Grand Ave.  Suite 500
     P. O. Box 410949
     Kansas City,  MO                                        64141
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     (Address of principal executive offices)              (Zip code)


                               (816)  842-7000
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            (Registrant's telephone number, including area code)





Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.

On July 19, 1996, the Registrant filed a Current Report on Form 8-K dated July 8, 1996 reporting the consummation of the acquisition by its 54% owned subsidiary, Response Oncology, Inc. (Response), of Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (Fort Lauderdale practice).

The Registrant hereby files amendment No. 2 to the previously filed Form 8-K and amendment No. 1 to provide the Registrant's pro forma financial information.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements
          Audited Balance Sheet, Statement of Income, Statement of Shareholders' Equity, and Statement of Cash Flows, including footnotes, as of and for the year ended December 31, 1995 for Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (filed in the Registrant's Current Report on Form 8-K dated July 8, 1996 and incorporated herein by reference).

     (b)  Pro Forma Financial Information
          Pro Forma Consolidated Balance Sheet for Seafield Capital Corporation (Seafield) and the Fort Lauderdale practice as of June 30, 1996 and Pro Forma Consolidated Statements of Operations for Seafield and the Fort Lauderdale practice for the six months ended June 30, 1996 and the year ended December 31, 1995.

     (c)  Exhibits
          10(a) Form of the Stock Purchase Agreement by and among Response Oncology, Inc., and stockholders of Rymer, Zaravinos & Faig, M.D., P.A., dated as of July 1, 1996 (filed as Exhibit 99.1 to Registrant's Form 8-K dated July 8, 1996 and incorporated herein by reference).

          10(b) Form of the Service Agreement between Response Oncology of Fort Lauderdale, Inc., Southeast Florida Hematology Oncology Group, P.A. and Stockholders of Southeast Florida Hematology Oncology Group, P.A. dated July 1, 1996 (filed as Exhibit 99.2 to Registrant's Form 8-K dated July 8, 1996 and incorporated herein by reference).



SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Financial Information
Basis of Presentation

The accompanying pro forma consolidated balance sheet as of June 30,1996 and the related pro forma consolidated statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the acquisitions by Response Oncology, Inc.(Response), a 54% owned subsidiary of Seafield Capital Corporation (Seafield), of Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (Fort Lauderdale practice), Jeffrey L. Paonessa, M.D., P.A. (Paonessa), Knoxville Hematology Oncology Associates (KHOA) and Oncology Hematology Group of South Florida, P.A. (OHGSF), (collectively referred to as the "Groups") as if the acquisitions of the Groups had occurred on January 1, 1995. The pro forma information is based on the historical audited financial statements of Seafield and the Groups, giving effect to the acquisitions under the purchase method of accounting, and the assumptions and adjustments described in the accompanying notes to the pro forma consolidated financial information.

The pro forma statements have been prepared by Seafield's management based on the audited financial statements of the Groups. These pro forma statements may not be indicative of the results that would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma statements do not reflect the effect of expense reductions and other operational changes, which, in the opinion of Response, is likely to result in profitable operations for the Groups. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of Seafield.



SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
June 30, 1996
(Unaudited)

                                        Historical      Fort        Pro forma      Total
                                          Company    Lauderdale    Adjustments    Pro Forma
                                        ----------------------------------------------------
                                                          (in thousands)
ASSETS
 Current assets:
  Cash and cash equivalents           $    6,274          36             (36)        6,274
  Short-term investments                  65,752                                    65,752
  Accounts and notes receivable           28,911         625             135        29,671
  Current income tax receivable            5,407                                     5,407
  Deferred income taxes                    1,130         (69)             69         1,130
  Other current assets                    11,040         179             (74)       11,145
                                         --------------------------------------------------
    Total current assets                 118,514         771              94       119,379
 Property, plant and equipment            22,256                          19        22,275
 Investments:
  Securities                               7,220                                     7,220
  Oil and gas                              2,453                                     2,453
 Intangible assets                        61,429                      11,234        72,663
 Other assets                                975                                       975
 Net assets of discontinued real
  estate operations                       37,648                                    37,648
                                         --------------------------------------------------
                                      $  250,495         771          11,347       262,613
                                         ==================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
  Accounts payable                    $    7,277         394            (197)        7,474
  Notes payable                              636         250            (250)          636
  Other current liabilities                7,899                                     7,899
                                         --------------------------------------------------
   Total current liabilities              15,812         644            (447)       16,009
 Notes payable                            23,378                       6,443        29,821
 Deferred income taxes                     2,851                       4,299         7,150
 Other liabilities                         2,440                                     2,440
                                         --------------------------------------------------
  Total liabilities                       44,481         644          10,295        55,420
                                         --------------------------------------------------
 Minority interests                       23,033                       1,179        24,212
                                         --------------------------------------------------
 Stockholders' equity:
  Preferred stock of $1 par value.
   Authorized 3,000,000 shares;
   none issued                               --                                        --
  Common stock of $1 par value.
   Authorized 24,000,000 shares;
   issued 7,500,000 shares                 7,500           1              (1)        7,500
  Paid-in capital                          1,763                                     1,763
  Equity adjustment from foreign            (466)                                     (466)
   currency translation
  Retained earnings                      204,287         126            (126)      204,287
                                         --------------------------------------------------
                                         213,084         127            (127)      213,084
  Less:
   Cost of 1,017,924 shares
     of treasury stk                      30,103                                    30,103
                                         --------------------------------------------------
    Total stockholders' equity           182,981         127            (127)      182,981
                                         --------------------------------------------------
                                      $  250,495         771          11,347       262,613
                                         ==================================================

SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Six months ended June 30, 1996
(Unaudited)

                                   Historical   Previous      Pro Forma                   Fort       Pro Forma       Total
                                    Company   Acquisitions   Adjustments    Subtotal    Lauderdale   Adjustments   Pro Forma
                                   -----------------------------------------------------------------------------------------
                                                                         (in thousands)
REVENUES
  Healthcare services            $   31,981       6,325        (2,265)a,b     36,041       2,416        (902) a,b    37,555
  Insurance services                 24,505                                   24,505                                 24,505
  Other                               1,086                                    1,086                                  1,086
                                    ---------------------------------------------------------------------------------------
    Total revenues                   57,572       6,325        (2,265)        61,632       2,416        (902)        63,146

COSTS AND EXPENSES
  Healthcare services                28,419       3,520          (373)a,d     31,566       2,557      (1,172) a,d    32,951
  Insurance services                 10,864                                   10,864                                 10,864
  Other                               1,241                                    1,241                                  1,241
  Selling, general, administrative   17,431                                   17,431                                 17,431
                                    ---------------------------------------------------------------------------------------
Earnings (loss) from operations        (383)      2,805        (1,892)           530        (141)        270            659
  Investment income - net             2,415                                    2,415                                  2,415
  Interest expense                     (471)        (23)         (165) c        (659)         (9)       (232) c        (900)
  Other income/(loss)                   247          79           (79)           247                                    247
                                    ---------------------------------------------------------------------------------------
Earnings before income taxes          1,808       2,861        (2,136)         2,533        (150)         38          2,421
  Income taxes                          891                                      891                                    891
                                    ---------------------------------------------------------------------------------------
Earnings before minority interest       917       2,861        (2,136)         1,642        (150)         38          1,530
  Minority interest                     845                                      845                                    845
                                    ---------------------------------------------------------------------------------------
NET EARNINGS (LOSS)              $       72       2,861        (2,136)           797        (150)         38            685
                                    =======================================================================================

SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Pro Forma Consolidated Statements of Operations
Twelve Months ended December 31, 1996
(Unaudited)

                                   Historical   Previous      Pro Forma                   Fort       Pro Forma       Total
                                    Company   Acquisitions   Adjustments    Subtotal    Lauderdale   Adjustments   Pro Forma
                                   -----------------------------------------------------------------------------------------
                                                                         (in thousands)
REVENUES
  Healthcare services            $   56,410      22,542        (7,414)a,b     71,538       5,008      (1,892)a,b     74,654
  Insurance services                 55,862                                   55,862                                 55,862
  Other                               7,272                                    7,272                                  7,272
                                    ---------------------------------------------------------------------------------------
    Total revenues                  119,544      22,542        (7,414)       134,672       5,008      (1,892)       137,788

COSTS AND EXPENSES
  Healthcare services                52,838      16,636        (2,883)a,d     66,591       4,606      (1,977)a,d     69,220
  Insurance services                 23,598                                   23,598                                 23,598
  Other                               6,357                                    6,357                                  6,357
  Selling, general, administrative   42,300                                   42,300                                 42,300
                                    ---------------------------------------------------------------------------------------
Earnings (loss) from operations      (5,549)      5,906        (4,531)        (4,174)        402          85         (3,687)
  Investment income - net             4,401                                    4,401                                  4,401
  Interest expense                     (124)       (269)       (1,446) c      (1,839)                   (483)        (2,322)
  Other income/(loss)                (4,564)        352          (352)        (4,564)                                (4,564)
                                    ---------------------------------------------------------------------------------------
Earnings (loss) before income taxes  (5,836)      5,989        (6,329)        (6,176)        402        (398)        (6,172)
  Income taxes                       (6,563)        210          (210) e      (6,563)         52         (52)        (6,563)
                                    ---------------------------------------------------------------------------------------
Earnings before minority interest       727       5,779        (6,119)           387         350        (346)           391
  Minority interest                   1,475                                    1,475                                  1,475
                                    ---------------------------------------------------------------------------------------
EARNINGS (LOSS) FROM
  CONTINUING OPERATIONS          $     (748)      5,779        (6,119)        (1,088)        350        (346)        (1,084)
                                    =======================================================================================

SEAFIELD CAPITAL CORPORATION AND SUBSIDIARIES
Notes to Pro Forma Consolidated Financial Information


The accompanying pro forma consolidated financial information presents the pro forma financial condition of Seafield Capital Corporation and subsidiaries (Seafield) as of June 30, 1996 and the results of their operations for the year ended December 31, 1995 and the six months ended June 30, 1996.

On July 3, 1996, Seafield's 54% owned subsidiary, Response Oncology, Inc. (Response), acquired from unaffiliated individual sellers 100% of the issued and outstanding common stock of Rymer, Zaravinos & Faig, M.D., P.A. (d/b/a/ Southeast Florida Hematology Oncology Group, P.A.) (Fort Lauderdale practice).

The accompanying pro forma consolidated balance sheet includes the acquired assets, assumed liabilities and effects of financing as if all acquisition practices held by Response had been acquired on June 30, 1996. The accompanying pro forma consolidated statements of operations reflect the pro forma results of operations, as adjusted, as if all acquisition practices held by Response had been acquired on January 1, 1995.


PRO FORMA CONSOLIDATED BALANCE SHEET

The adjustments reflected in the pro forma consolidated balance sheet are to reflect the fair values of assets acquired and liabilities assumed in connection with the acquisition of the Fort Lauderdale practice, to reflect the issuance of long-term debt and cash payment to complete the acquisition; and to reflect the recording of management service agreements acquired.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The adjustments reflected in the pro forma consolidated statements of operations are as follows:

(a) To eliminate certain revenues and expenses that would not constitute revenue to Response or be the responsibility of Response pursuant to the Service Agreement.

(b) To accrue net revenue resulting from service agreements related to the acquisition of the practice. Amounts were calculated based upon actual operating results for the period, as adjusted, under the terms of the related service agreement.

(c) To reflect interest on the long-term debt issued. Interest was calculated at the annual rates ranging from 5% to 9.5%.

(d) To record amortization of the intangible asset related to the service agreement. The assets are amortized over the service agreement period (40 years).

(e) To remove the effect of federal income taxes as Response would have utilized tax net operating loss carryforwards to fully offset the acquired practice's 1995 taxable income.




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           Seafield Capital Corporation



     Date:  October 17, 1996               By: /s/ Steven K. Fitzwater
                                               ---------------------------
                                               Steven K. Fitzwater
                                               Vice President, Chief Accounting
                                               Officer and Secretary